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                          REGISTRATION RIGHTS AGREEMENT


                             Dated October 17, 1996


                                     between


                            FREEDOM CHEMICAL COMPANY

                                       and

                                 THE GUARANTORS

                                  named herein


                                       and


                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED

                      SCHRODER WERTHEIM & CO. INCORPORATED

                                       and

                               SMITH BARNEY INC.,

                                  as Purchasers

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                         REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into October 17, 1996 among FREEDOM CHEMICAL COMPANY, a Delaware corporation (the "Company"), Freedom Textile Chemicals Co., a Delaware corporation, Hilton Davis Chemicals Co., a Delaware corporation, Kalama Chemical Inc., a Washington corporation, Freedom Chemical Diamalt Gmbh, a corporation organized under the laws of the Federal Republic of Germany, Kalama Specialty Chemical, Inc., a Washington corporation, Kalama Foreign Sales Corporation, a corporation organized under the laws of Guam, FCC Acquisition Corp., a Delaware corporation, Freedom Textile Chemical (South Carolina) Inc., a Delaware corporation (each a "Guarantor" and collectively, the "Guarantors"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Schroder Wertheim & Co. Incorporated and Smith Barney Inc. (collectively the "Purchasers").

            This Agreement is made pursuant to the Purchase Agreement dated October 10, 1996 (the "Purchase Agreement"), among the Company, the Guarantors and the Purchasers which provides for, among other things, the sale by the Company to the Purchasers of an aggregate of $125,000,000 principal amount of the Company's 10 5/8% Senior Subordinated Notes due 2006 (the "Securities"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

            In consideration of the foregoing, the parties hereto agree as follows:

            1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "Additional Interest" shall have the meaning set forth in Section 2(e) hereof.

      "Advice" shall have the meaning set forth in the last paragraph of Section 3 hereof.

      "Applicable Period" shall have the meaning set forth in Section 3(t) hereof.

      "Business Day" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are authorized to be closed.

      "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

      "Company" shall have the meaning set forth in the preamble to this

Agreement and also includes the Company's successors and permitted assigns.

      "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

      "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

      "Event Date" shall have the meaning set forth in Section 2(e) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      "Exchange Offer" shall mean the offer by the Company to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities pursuant to
Section 2(a) hereof.

      "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

      "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

      "Exchange Securities" shall mean the 10 5/8% Senior Subordinated Notes due 2006, issued by the Company under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from October 17, 1996 and (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

      "Holder" shall mean any Purchasers, for so long as it owns any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

      "Indenture" shall mean the Indenture relating to the Securities dated as of October 15, 1996 among the Company, as issuer, the Guarantors and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

      "Inspectors" shall have the meaning set forth in Section 3(n) hereof.


      "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding (as determined under the Indenture) Registrable Securities.

      "Participating Broker-Dealer" shall have the meaning set forth in Section 3(t) hereof.

      "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Private Exchange" shall have the meaning set forth in Section 2(a) hereof.

      "Private Exchange Securities" shall have the meaning set forth in Section 2(a) hereof.

      "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

      "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

      "Purchasers" shall have the meaning set forth in the preamble to this Agreement.

      "Records" shall have the meaning set forth in Section 3(n) hereof.

      "Registrable Securities" shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, that

Securities or Private Exchange Securities, as the case may be, shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities or Private Exchange Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act and such Securities or Private Exchange Securities, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Securities or Private Exchange Securities, as the case may be, shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) such Securities or Private Exchange Securities, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Securities, such Securities have been exchanged for Exchange Securities upon consummation of the Exchange Offer and are thereafter freely tradeable by the holder thereof not an affiliate of the Company.


      "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees,
(v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance,
(vi) the fees and expenses of the Trustee, and any exchange agent or custodian,
(vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and
(viii) any fees and disbursements of any underwriter customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding fees of counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

      "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities" shall have the meaning set forth in the preamble to this Agreement.

      "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

      "Shelf Registration Event" shall have the meaning set forth in Section

2(b) hereof.

      "Shelf Registration Event Date" shall have the meaning set forth in
Section 2(b) hereof.

      "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "TIA" shall have the meaning set forth in Section 3(l) hereof.

      "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

            2. Registration Under the Securities Act.

            (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company's cost, use its best efforts to (i) cause to be filed with the SEC within 60 days after the Closing Time an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 120 days after the Closing Time, (iii) keep such Exchange Offer Registration Statement effective until the consummation of the Exchange Offer and (iv) cause the Exchange Offer to be consummated not later than 150 days after the Closing Time. The Exchange Securities will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

            In connection with the Exchange Offer, the Company shall:


      (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;


      (ii)(1) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

      (iii)(1) utilize the services of the Depositary for the Exchange Offer;

      (iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

      (v) notify each Holder that any Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Purchasers and Participating Broker-Dealers as provided herein); and

      (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

            If any Purchaser determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment in the initial distribution, as soon as practicable upon receipt by the Company of a written request from such Purchaser and an opinion of outside counsel for such Purchaser, reasonably satisfactory in form and substance to outside counsel of the Company, to the effect that such exchange does not require compliance with the registration requirements under the Securities Act, the Company shall issue and deliver to such Purchaser in exchange (the "Private Exchange") for the Securities held by such Purchaser, a like principal amount of debt securities of the Company that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Securities (the "Private Exchange Securities") and which are issued pursuant to the Indenture (which will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Securities, the Private Exchange Securities and the Securities will vote and consent together on all matters as one class and that neither the Exchange Securities, the Private Exchange Securities nor the Securities will have the right to vote or consent as a separate class on any matter). The Private Exchange Securities shall be of the same series as the Exchange Securities and the Company will seek to cause the CUSIP Service Bureau to issue the same CUSIP Number for the Private Exchange

Securities as for the Exchange Securities issued pursuant to the Exchange Offer.

            As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

      (i) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

      (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Company; and

      (iii) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security or Private Exchange Security, as the case may be, equal in principal amount to the principal amount of the Securities surrendered by such Holder.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issue of the Securities. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer and each Purchaser who holds and wishes to exchange Registrable Securities for Exchange Securities in the Private Exchange will be required to make certain customary representations in connection therewith, including, in the case of any Holder, representations that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act or, if it is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. The Company shall inform the Purchasers, after consultation with the Trustee and the Purchasers, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

            Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities and Exchange Securities held by Participating
Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Securities) pursuant to
Section 2(b) of this Agreement.

            (b) Shelf Registration. In the event that (i) the Company or the Majority Holders reasonably determine, after conferring with counsel (which may be in-house counsel), that the Exchange Offer Registration provided in Section 2(a) above is not available or may not be consummated as soon as practicable after the last day of the Exchange Period because it would violate applicable securities laws or because the applicable interpretations of the staff of the SEC would not permit the Company to effect the Exchange Offer, or (ii) the Exchange Offer is not for any other reason consummated within 150 days of the Closing Time, or (iii) the Company or the Majority Holders reasonably determine, after conferring with counsel (which may be in-house counsel), that the Exchange Securities would not, upon receipt, be freely tradeable by such Holders which are not affiliates of the Company without restriction under the Securities Act and without restrictions under applicable blue sky or state securities laws, or a Holder is not permitted by applicable law to participate in the Exchange Offer or (iv) upon the request of any Purchaser with respect to any Registrable Securities which it acquired directly from the Company and, with respect to other Registrable Securities held by it, if such Purchaser is not permitted, in the opinion of counsel to such Purchaser, pursuant to applicable law or applicable interpretations of the Staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws (any of the events specified in (i)-(iv) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), the Company shall, at its cost, use its best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in any event, within 30 days after such Shelf Registration Event Date (which shall be no earlier than 60 days after the Closing Time), a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

            The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective for a period of three years from the date of issuance of the Securities

(subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"). The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and use its best efforts to take certain other actions as are required to permit certain unrestricted resales of the Registrable Securities. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof and will reimburse the Purchasers for the reasonable fees and disbursements of Cahill Gordon & Reindel, counsel for the Purchasers, incurred in connection with the Exchange Offer and any one counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement, which counsel shall be reasonably satisfactory to the Company. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

            (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used its best efforts to cause the Exchange Offer Registration State-ment or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

            (e) Additional Interest. In the event that (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 60th calendar day following the Closing Time, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 120th calendar day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 150th calendar day following the Closing Time or (iv) if a Shelf Registration Event shall have occurred and if by 180 days after the Closing Time a Shelf Registration Statement is not declared effective, in each case (i)-(iv) the interest rate borne by the Securities shall be increased (the "Additional Interest") by one-half of one percent (0.50%) per annum from and including the 61st day following the Closing Time until, but excluding, the date the Exchange Offer Registration Statement is filed in the case of (i) above, from and including the 121st day following the Closing Time until, but excluding, the date the Exchange Offer Registration Statement is declared effective in the case of clause (ii) above, from and including the 151st day following the Closing Time until, but excluding, the consummation of the Exchange Offer in the case of
(iii) above or, solely with respect to Securities which could not be exchanged as set forth above, Exchange Securities that are not freely tradeable and Private Exchange Securities, from and including the 181st day after the Closing Time in the case of clause (iv) above. In addition, such interest rate shall be increased by an additional one-quarter of one percent (0.25%) per annum for each 90-day period that any such Additional Interest continues to accrue pursuant to this Section 2(e); provided, however, that the aggregate maximum increase in such interest rate pursuant to this Section 2(e) will in no event exceed one percent (1.00%) per annum. Upon (w) the filing of the Exchange Offer Registration Statement in the case of clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement in the case of clause (ii) above, (y) the date of the consummation of the Exchange Offer in the case of clause (iii) above or (z) the effectiveness of a Shelf Registration Statement in the case of clause (iv) above, provided that none of the conditions set forth in clauses
(i), (ii), (iii) and (iv) above continues to exist, the interest rate borne by the Securities from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate.

            In the event that the Shelf Registration Statement has been declared effective and subsequently ceases to be effective prior to the end of the Effectiveness Period (subject to extension pursuant to the last paragraph of Section 3 hereof), for a period in excess of 45 days, whether or not consecutive, in any given year, then, the interest rate borne by the Securities, or the Private Exchange Securities, as the case may be, shall be increased by an additional one-half of one percent (0.50%) per annum on the 46th day in the applicable year such Shelf Registration Statement ceases to be effective. Such interest rate shall be increased by an additional one-quarter of one percent (0.25%) per annum for each additional 90 days that such Shelf Registration Statement is not effective, subject to the same aggregate maximum increase in the interest rate per annum of one percent (1.00%) per annum referred to above. Upon the effectiveness of a Shelf Registration Statement, the interest rate borne by the Securities, or the Private Exchange Securities, as the case may be, shall be reduced to their original interest rate unless and until increased as described in this paragraph.

            The Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Securities or of Private Exchange Securities, as the case may be, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

            (f) Specific Enforcement. Without limiting the remedies available to the Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

            3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall use its best efforts to:

            (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sec-tions 2(a) and 2(b) hereof within the relevant time period specified in
      Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 10 Business Days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

            (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

            (d) in the case of a Shelf Registration, use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

            (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any cease to be true and correct in all material respects, and (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness

      Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations

      (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

            (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
      Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

            (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders; and make such of the representatives of the

      Company as shall be reasonably requested by the Holders of Registrable Securities or the Purchasers on behalf of such Holders available for discussion of such document;

            (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

            (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) any Purchaser, in the case where a Purchaser holds Securities acquired by it as part of its initial distribution or (y) Holders of Securities covered thereby, in the case where no Purchaser holds any such Securities:
      (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion should be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters with copies thereof to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Accounting Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in
      Section 4 hereof

      (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

            (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
      (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Purchasers by you and on behalf of the other parties, by one counsel designated by you and on behalf of such other parties as described in Section 2(c) hereof. Records which the Company determines, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

            (p) upon consummation of an Exchange Offer or a Private Exchange, if requested by the Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms (in each case, with customary exceptions);

            (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private

      Exchange Securities,
      as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

            (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;


            (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

            (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the

      Prospectus or any amendment or supplement thereto), (iv) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

            "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

            (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Purchasers or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion should be subject to customary qualifications and exceptions), (ii) an officers' certificate containing certifications substantially similar to those set forth in
      Section 5(d) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and
      (iii) as well as upon the
      effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Registrable Securities, as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

            4. Indemnification and Contribution. A.In connection with any Registration Statement, the Company and the Guarantors shall, jointly and severally, indemnify and hold harmless, each Holder, each Participating Broker-Dealer, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

            (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

            (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by such Holder or such Participating Broker-Dealer (except to the extent otherwise expressly provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) of this Section 4(a);

provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by such Holder or such Participating Broker-Dealer with respect to such Holder or Participating Broker-Dealer, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) the Company and the Guarantors shall not be liable to any such Holder, Participating Broker-Dealer or controlling person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of any Holder, Participating Broker-Dealer or controlling person results from the fact that such Holder or Participarting Broker-Dealer sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer and the loss, liability, claim, damage or expense of such Holder, Participating Broker-Dealer or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that, in the case of Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

            (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 4, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, provided, however, that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then in the case of clauses (i) and (ii) of this
Section 4(c) such indemnifying party and counsel for each indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this paragraph, such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional written release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to Section 4(a)(iii) above, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

            (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Guarantors and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Guarantors and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the

Company, the Guarantors and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and any Guarantor, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 4, each affiliate of a Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of each of the Company or any Guarantor, each officer of each of the Company or any Guarantor who signed the Registration Statement, and each Person, if any, who controls each of the Company and any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Company or any Guarantor.

            5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

            6. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

            7. Miscellaneous.


            (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will use its best efforts to file the reports required to be filed by it under the Securities Act and
Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securi-ties pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company,

initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

            Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

            (f) Third Party Beneficiary. Each of the Purchasers shall be a third party beneficiary of the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND
INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS
SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCOR-
DANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING

EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    FREEDOM CHEMICAL COMPANY


                                    By: /s/ Brian F. McNamara
                                        -------------------------------
                                          Name: Brian F. McNamara
                                          Title: Secretary



                                    HILTON DAVIS CHEMICAL CO.


                                    By: /s/ Brian F. McNamara
                                        -------------------------------
                                          Name: Brian F. McNamara
                                          Title: Secretary



                                    KALAMA CHEMICAL, INC.


                                    By: /s/ Robert A. Kirchner
                                        -------------------------------
                                          Name: Robert A. Kirchner
                                          Title: President



                                    FREEDOM CHEMICAL DIAMALT GMBH


                                    By: /s/ Helmut Wolf
                                        -------------------------------
                                          Name: Helmut Wolf
                                          Title: Managing Director



                                    KALAMA SPECIALITY CHEMICALS, INC.


                                    By: /s/ Robert A. Kirchner
                                        -------------------------------
                                          Name: Robert A. Kirchner
                                          Title: President




                                    KALAMA FOREIGN SALES CORPORATION


                                    By: /s/ Robert A. Kirchner
                                        -------------------------------

                                          Name: Robert A. Kirchner
                                          Title: President



                                    FCC ACQUISITION CORP.


                                    By: /s/ Brian F. McNamara
                                        -------------------------------
                                          Name: Brian F. McNamara
                                          Title: Secretary



                                    FREEDOM TEXTILE CHEMICAL INC.


                                    By: /s/ Brian F. McNamara
                                        -------------------------------
                                          Name: Brian F. McNamara
                                          Title: Secretary



                                    FREEDOM TEXTILE CHEMICAL
                                    (SOUTH CAROLINA), INC.


                                    By: /s/ Brian F. McNamara
                                        -------------------------------
                                          Name: Brian F. McNamara
                                          Title: Secretary

Confirmed and accepted as of
      the date first above
      written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

               INCORPORATED


By: /s/ Chantal D. Simon
    ----------------------------------
      Name: Chantal D. Simon
      Title: Vice President


SCHRODER WERTHEIM & CO. INCORPORATED


By: /s/ R. Douglas Carleton
    ----------------------------------
      Name: R. Douglas Carleton
      Title: Managing Director


SMITH BARNEY INC.


By: /s/ Peter M. Phelan
    ----------------------------------
      Name: Peter M. Phelan
      Title: Director